CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS ([***]), HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDED AND RESTATED

DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the “Agreement”), effective as of June 24, 2022 (the “Effective Date”), is made by and between Pacific Biosciences of California, Inc., a Delaware corporation, having a place of business at 1305 O’Brien Dr., Menlo Park, CA 94025 (“PacBio”) and Invitae Corporation, a Delaware corporation, having a place of business at 1400 16th St., San Francisco, CA  94103 (“Invitae” and, together with PacBio, the “Parties” and each, a “Party”).

BACKGROUND

A. Invitae is working to bring comprehensive genetic information into mainstream medicine to improve healthcare.

B. PacBio is a leading provider of high-quality sequencing of genomes, transcriptomes and epigenomes employing SMRT Sequencing Technology to generate HiFi genomes.

C. PacBio and Invitae entered into that certain Development and Commercialization Agreement, effective as of January 12, 2021, as amended by that certain Amendment No. 1 to Development and Commercialization Agreement effective as of January 12, 2021 (as amended, the “Original Agreement” and “Original Effective Date”).

D. PacBio and Invitae desire to amend and restate the Original Agreement in its entirety as set forth in this Agreement.

NOW, THEREFORE, PacBio and Invitae hereby amend, restate, and replace the Original Agreement in its entirety with this Agreement, effective as of the Effective Date, and agree to the following terms:

ARTICLE 1 DEFINITIONS

As used herein, the following terms will have the meanings set forth below:

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1.1 “Affiliate” means, with respect to an entity, any other entity that controls, is controlled by, or is under common control with the first entity. For the purpose of this definition, “control” shall mean direct or indirect ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interest, in the case of any type of legal entity other than a corporation, status as a general partner in any partnership, or any other arrangement whereby the entity or person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity, or the ability to cause the direction of the management or policies of a corporation or other entity. In the case of entities organized under the laws of certain countries, the Parties acknowledge that the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%) and, in such case, such lower percentage shall be substituted in the preceding sentence; provided, that such foreign investor has the power to direct the management and policies of such entity.

1.2 “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in San Francisco, CA are authorized or required by law to be closed for business.

1.3 “[***]” means, collectively, the [***] and the [***].

1.4 “[***]” means the [***], which [***] will use [***] technology to [***] and is expected to [***] or other substantially similar [***] that may be developed or available during the Term of the Agreement.

1.5 “[***]” means the [***] together with the [***].

1.6 “[***]” means, collectively, the [***] and the [***], and “[***]” means, individually, either of the [***].

1.7 “[***]” means [***]’s [***] for the relevant product in [***] as of [***].

1.8 “[***]” means the [***], which [***]will use [***] technology to [***] and is expected to [***] or other substantially similar [***] that may be developed or available during the Term of the Agreement.

1.9 “[***]” means the [***] together with the [***].

1.10 “Third Party” means any person or entity other than Invitae, PacBio or each’s applicable Affiliates.
1.11 Additional Definitions. Each of the following definitions shall have the meanings defined in the corresponding sections of this Agreement indicated below:

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Defined Term	Section

Claim6.3

Confidential Information4.1

Disclosing Party4.1

Dispute8.2

Escalation to Mediation Date8.2.1

Force Majeure 8.3

[***]3.1.1

Indemnitee6.3

Indemnitor6.3

[***] Claim6.1

[***] Indemnitee6.1

Notice of Dispute8.2

[***]3.1.1

[***] Claim6.2

[***] Indemnitee6.2

Prior CDA4.7

Receiving Party4.1

[***]3.1.1

1.12 Interpretation.  The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.  Unless specified to the contrary, references to Articles, Sections, Attachments or Exhibits mean the particular Articles, Sections, Attachments or Exhibits to this Agreement and references to this Agreement include all Attachments and Exhibits hereto.  Unless the context otherwise clearly requires, whenever used in this Agreement:  (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Attachments); (e) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or;”(f) provisions that require that a Party, or the Parties hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter or otherwise; (g) words of any gender include the other gender; (h) words using the singular or plural number also include the plural or singular number, respectively; (i) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof; and (j) neither Party or its Affiliates shall be deemed to be acting “on behalf of” or “under authority of” the other Party.

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ARTICLE 2 DEVELOPMENT

2.1 Work under Original Agreement.  Under the Original Agreement, the Parties had engaged in a [***].  For the avoidance of doubt, (a) the [***] and all [***] are hereby terminated; and (b) all [***] will be [***] by [***], as provided in the Original Agreement.  The Parties acknowledge that Invitae paid to PacBio [***] in the amount of $[***].  Such [***] is non-refundable and will be retained by PacBio.  However, in partial consideration of such [***], Invitae will receive credits and discounted prices for products, as provided in Article 3 below.  Invitae will not be required to pay any additional [***] under this Agreement or the Original Agreement.

2.2 [***].  PacBio intends to [***], in its discretion and pursuant to its own internal processes and programs; provided, however, that PacBio is under no obligation to [***], and failure to do so will not constitute a breach of this Agreement.  Invitae understands and agrees that [***] is [***], and nothing in this Agreement is, or should be construed as, a representation, warranty, or covenant that [***], that [***], or that [***].

2.3 [***] Updates.  At least [***] a calendar year during the Term, [***] will present an update to [***] senior executives (and/or its delegates or other Invitae personnel on a need to know basis) regarding [***].  All information disclosed in such updates is [***]’s Confidential Information, and in addition to the requirements of Article 4, may only be shared with [***] senior executives (and/or its delegates or other [***] personnel on a need to know basis) who have a need to know such Confidential Information for the purposes of [***],  [***], and such Confidential Information may be used solely for those purposes.    [***] will not be entitled to seek monetary damages for any breach of this Section 2.3.

2.4 Feedback.  [***] may from time to time provide [***] concerning the [***] (and their related [***],  [***], and [***]) to [***] (“Feedback”). [***] hereby grants to [***] and [***] a non-exclusive, perpetual, irrevocable, worldwide, royalty-free, paid-up, sublicensable license to make, have made, import, use, have used, offer for sale, sell, lease, license, and otherwise commercialize and exploit the Feedback and [***] that [***] the Feedback.

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ARTICLE 3 CREDITS AND PRICING DISCOUNTS

3.1 Products Eligible for Credits and Pricing Discounts.

3.1.1 “[***]” means the following [***] and related [***]:

Product name	Part Number	Number Reactions per kit	Reactions for [***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

If PacBio replaces a product above with a new equivalent product before the Credit Expiration Date, the new equivalent product will replace the original product in the definition of “[***].”

For the [***], the equivalent [***] and related [***] sold by PacBio for use with the [***] will be the “[***]”, and for the [***], the equivalent [***] and related [***] sold by PacBio for use with the [***] will be the “[***].”  For clarity, [***] and [***] do not include any [***], or any [***],  [***], or [***] not equivalent to those listed above for the [***].

3.1.2 “Covered Products” means [***], [***], [***], [***], [***], and [***].

3.2 Credits for [***] and [***]. Invitae will receive [***] credits which may be used solely for the purchase of the products specified below from PacBio, as follows (each a “Credit” and together the “Credits”).  The Credits will expire on June 30, 2025 (the “Credit Expiration Date”).

3.2.1 Subject to, and contingent upon compliance with, the terms and conditions of this Agreement, Invitae will receive a Credit in the amount of $[***] which may be applied against the purchase price of [***] and [***] before the Credit Expiration Date.  [***] and [***] purchased using this Credit will be purchased at [***].  Subject to the amount of Credit remaining at the time of purchase, Invitae may use the Credit to offset up to [***]% of the purchase price for the [***] and [***].  If Invitae does not have enough remaining Credit to offset the entire purchase price, Invitae will pay the remaining purchase price balance out of pocket.

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3.2.2 Subject to, and contingent upon compliance with, the terms and conditions of this Agreement, Invitae will receive a Credit in the amount of $[***] which may be applied against the purchase price of [***] and [***] before the Credit Expiration Date, as follows.  For each purchase of [***] using this Credit, the purchase price will be [***]; Invitae will pay [***] and [***] will be deducted from the Credit.  For each purchase of [***] using this Credit, the purchase price will be [***]; Invitae will pay [***] and [***] will be deducted from the Credit.

3.3 [***].  Following PacBio’s [***], subject to, and contingent upon compliance with, the terms and conditions of this Agreement, Invitae may purchase the [***] during the Term at [***] for each product included in the [***] (subject to [***] pursuant to the [***] described in Section 3.4 below).

3.4 [***].  If Invitae uses the entirety of both Credits before the Credit Expiration Date, then subject to, and contingent upon compliance with, the terms and conditions of this Agreement, Invitae will [***] during the remainder of the Term as follows.  If [***], then [***], provided that this provision will not apply for [***].      PacBio will assess the [***] on a [***] basis, and will issue Invitae with [***] if the [***] has been triggered during the preceding [***].

3.5 Reserved.

3.6 Adjustments to Purchase Prices.  Upon written notice by PacBio (including by providing an updated quotation) or upon the written request of Invitae the purchase prices set forth in this Article 3 that are dependent upon [***] may be adjusted no more than [***] per year     to reflect the change (up or down) in [***] in respect of each applicable product.

3.7 Terms and Conditions.  The [***] will be labeled “for research use only” and, unless the Parties agree otherwise in a supply agreement, will be sold pursuant to the then-current PacBio standard terms and conditions of sale (available as of the Effective Date at https://www.pacb.com/legal-and-trademarks/terms-and-conditions-of-sale/) (“Online Terms and Conditions”).  Nothing in this Agreement may be construed as a representation, warranty, or covenant that any PacBio product will be sold for any period of time. Notwithstanding anything to the contrary in the Online Terms and Conditions, in the event of any different, additional or inconsistent terms between this Agreement and the Online Terms and Conditions, this Agreement shall control.

3.8 Credits and Prices are Non-Transferable.  The Credits and prices set forth above are personal and non-transferable, and may only be used by Invitae and its Affiliates to purchase products for its own use subject to the terms and conditions of this Agreement.

3.9  Concurrent [***].  Concurrent with the execution of this Agreement, Invitae will [***].  Invitae will [***].  This [***] will be made pursuant to [***] and the [***] (and any additional [***] will not apply).    For clarity, the [***] and [***] do not apply toward [***], and Invitae will [***] within [***] of [***].

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ARTICLE 4 CONFIDENTIALITY, PUBLIC ANNOUNCEMENTS

4.1 Confidential Information.  Except as expressly provided herein, the Parties agree that, for the term of this Agreement and [***] years thereafter, the Receiving Party (as defined below) shall keep confidential and not publish or otherwise disclose and shall not use for any purpose Confidential Information of the Disclosing Party except in connection with the obligations and the rights of the Receiving Party under this Agreement or otherwise as expressly permitted hereunder or with the prior written consent of the Disclosing Party. Each Receiving Party agrees to treat the applicable Disclosing Party’s Confidential Information with the same degree of care such Receiving Party uses to protect such Receiving Party’s own confidential information, but in no event with less than a reasonable degree of care.  “Confidential Information” means all confidential or proprietary information disclosed by the disclosing Party or any of its Affiliates (the “Disclosing Party”) to the receiving Party or any of its Affiliates (“Receiving Party”), whether made available orally, in writing, or in electronic form, including information comprising or relating to concepts, discoveries, inventions, know how, data, designs, formulae, financial information, product roadmaps, operational information, specifications, processes, techniques, sequences, or models.

4.2 Exclusions. Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by written documentation:

4.2.1 was already known to the Receiving Party, other than under an obligation of confidentiality to the Disclosing Party, at the time of disclosure;

4.2.2 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

4.2.3 became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement;

4.2.4 was subsequently lawfully disclosed to the Receiving Party by a Third Party; or

4.2.5 was developed by the Receiving Party without reference to any information or materials disclosed by the Disclosing Party.

4.3 Permitted Disclosures.  Notwithstanding the provisions of Section 4.1, each Party hereto may disclose the other Party’s Confidential Information to the extent such disclosure is reasonably necessary for complying with applicable law or governmental regulations, or submitting information to tax or other governmental authorities, provided that if a Party is required to make any such disclosure of the other Party’s Confidential Information, to the extent it may legally do so, it will give reasonable advance notice to such other Party of such disclosure and, save to the extent inappropriate or unavailable, will use its reasonable efforts to secure confidential

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treatment of such information prior to its disclosure (whether through protective orders or otherwise).

4.4 Ownership. The Receiving Party hereby acknowledges that, as between the Parties, the Disclosing Party is the owner or licensee of its Confidential Information, including originals and copies of all notes, reports and other documents prepared by the Receiving Party to the extent including such Confidential Information.  Confidential Information shall not be reproduced by the Receiving Party in any form except as required to perform the obligations or to exercise the rights of the Receiving Party under this Agreement.  Any reproduction of any Confidential Information shall remain the property of the Disclosing Party and shall contain any and all confidential or proprietary notices or legends which appear on the original, unless otherwise authorized in writing by the Disclosing Party.  The Receiving Party does not and will not acquire by implication or otherwise any right in, title to or license in respect of the Confidential Information disclosed to it by the Disclosing Party, except as otherwise expressly set forth in this Agreement.

4.5 Return of Confidential Information. Upon receipt of a written request from the Disclosing Party following the expiration or termination of this Agreement, the Receiving Party will, at the election of the Disclosing Party, either destroy (with written confirmation thereof delivered to the Disclosing Party) or deliver to the Disclosing Party all documents and other materials provided by the Disclosing Party to the Receiving Party (or any reproductions thereof) constituting the Disclosing Party’s Confidential Information.

4.6 Independent Development and Residuals.  Notwithstanding any provision in this Agreement to the contrary: (a) this Agreement and the terms of confidentiality and nonuse hereunder shall not be construed to limit either Party’s right to independently develop or acquire products or technology, including products or technology that are similar to, or that compete with, the [***]; and (b) the Receiving Party shall be free to use for any purpose the residuals resulting from access to or work with the Disclosing Party’s Confidential Information.  The term “residuals” means information in non-tangible form that may be retained in the unaided memories of individuals who have had rightful access to Confidential Information under this Agreement, including ideas, concepts, know-how or techniques contained therein.  No Party shall have any obligation to limit or restrict the assignment or reassignment of such individuals or to pay royalties for any work resulting from the use of residuals.  However, the provisions of this Section 4.6 shall not be deemed to grant to any Party a license under the other Party’s copyrights or patents.

4.7 Prior CDA.  This Agreement supersedes the Confidentiality Agreement between the Parties dated as of February 18, 2020 (the “Prior CDA”) with respect to information disclosed thereunder.  All information or materials disclosed or provided by a Party or its Affiliates to the other Party (or its representatives) under the Prior CDA shall be deemed Confidential Information of such Party (subject to the exceptions set forth herein).

4.8 Public Announcements; Confidential Terms.  Neither Party shall disclose to any Third Party, or issue any other public announcement, press release, advertisement, promotion or other public disclosure regarding the terms of this Agreement or use the other Party’s name or the name of any Affiliate of the other Party, without the other Party’s prior written consent, except

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any such disclosure that is required by applicable law or the rules of any securities exchange on which the securities of the disclosing Party are listed.  In the event a Party determines in good faith that it is required by applicable law or the rules of any securities exchange on which its securities are listed to make a public disclosure regarding the terms of this Agreement, such Party shall submit the proposed disclosure in writing (including, as applicable, the proposed redacted form of this Agreement) to the other Party as far in advance as reasonably practicable (and in no event less than five (5) Business Days prior to the anticipated date of disclosure) so as to provide a reasonable opportunity for the other Party to comment thereon.  The Party making such disclosure shall use good faith efforts to incorporate the reviewing Party’s reasonable comments and, as applicable, seek confidential treatment for the redacted terms of this Agreement to the extent such confidential treatment is applicable and reasonably available.  Each Party shall be responsible for its own legal and other external costs in connection with any such disclosure.  Neither Party shall be required to seek the permission of the other Party to repeat any information regarding the terms of this Agreement or any amendment hereto that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 4.8, provided that such information remains accurate as of such time and provided the frequency and form of such disclosure are reasonable.

ARTICLE 5 REPRESENTATIONS AND WARRANTIES

5.1 Mutual Warranties. Each Party represents, warrants and covenants to the other Party that:

5.1.1 it has and shall continue to maintain the full right and authority to enter into and perform this Agreement; and

5.1.2 it is not and shall not be party to any agreement that conflicts with its representations, warranties, or obligations under this Agreement.

5.2 PacBio Warranties. PacBio represents, warrants and covenants to Invitae that:

5.2.1 it has obtained and shall continue to maintain all licenses, authorizations, approvals, consents, or permits required by applicable law to conduct its business generally and to perform its obligations under this Agreement.

ARTICLE 6 INDEMNIFICATION, LIMITATION OF LIABILITY

6.1 Indemnification of [***].  [***]shall defend each of [***] and its directors, officers, and employees and the successors and assigns of any of the foregoing (each [***] Indemnitee”), and indemnify and hold harmless each [***] Indemnitee from and against any and all claims, actions, proceedings, liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) in each

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case brought by a Third Party against any [***] Indemnitee arising out of the following (each [***] Claim”): (i) any breach by [***] of any of its representations, warranties or covenants under this Agreement;     (ii) any failure of [***] or any of its Affiliates or designees (including any of the employees, agents, or consultants of [***] or any of its Affiliates or designees) to comply with any applicable federal, state, local or foreign laws, regulations, or codes in the performance of the obligations of [***] under this Agreement;.  [***] shall have no obligation to any [***] Indemnitee under this Section 6.1 to the extent an [***] Claim results from the breach of this Agreement, gross negligence or knowing and willful misconduct of the [***] Indemnitee.

6.2 Indemnification of [***].  [***]shall defend each of [***]and its directors, officers, and employees and the successors and assigns of any of the foregoing (each [***] Indemnitee”), and indemnify and hold harmless each [***] Indemnitee from and against any and all claims, actions, proceedings, liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) in each case brought by a Third Party against any [***] Indemnitee arising out any breach by Invitae of any of its representations, warranties or covenants under this Agreement ([***] Claim”); provided that [***] shall have no obligation to any [***] Indemnitee under this Section 6.2 to the extent a [***] Claim results from the breach of this Agreement, gross negligence or knowing and willful misconduct of the [***] Indemnitee.

6.3 Procedure.  A party (the “Indemnitee”) that intends to require indemnification under this Article 6 shall promptly notify the other party (the “Indemnitor”) in writing of any [***] Claim or [***] Claim (any, a “Claim”) in respect of which the Indemnitee intends to require such indemnification in accordance with Article 6; provided,  however, that the failure to give such notice shall not relive the Indemnitor of its obligations hereunder except to the extent that such Indemnitor is materially prejudiced by such failure.  The Indemnitor will have the sole right to defend, negotiate, and settle such claims.  The Indemnitee will be entitled to participate in the defense of such matter and to employ counsel at its expense to assist in such defense; provided,  however, that the Indemnitor will have final decision-making authority regarding all aspects of the defense of the claim.  The Indemnitee will provide the Indemnitor with such information and assistance as the Indemnitor may reasonably request, at the expense of the Indemnitor.  Neither party will be responsible nor bound by any settlement of any claim or suit made without its prior written consent; provided,  however, that the Indemnitee will not unreasonably withhold or delay such consent.  It is understood that only [***] may claim indemnity under this Article 6 (on its own behalf or on behalf of an [***] Indemnitee), and other [***] Indemnitees may not directly claim indemnity hereunder.  Likewise, it is understood that only [***] may claim indemnity under this Article 6 (on its own behalf or on behalf of a [***] Indemnitee), and other [***] Indemnitees may not directly claim indemnity hereunder.

6.4 Mitigation of Loss; Reliance.  Each Indemnitee will take, and will procure that its Affiliates take, all such reasonable steps and action as are necessary (or, as the Indemnitor may reasonably require, at the Indemnitor’s expense) in order to mitigate any Claims (or potential losses or damages) under this Article 6.  Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.  The right of an Indemnitee to indemnification or to assert or recover on any Claim shall not be affected by any

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investigation conducted with respect to matters relating thereto, or any knowledge acquired or capable of being acquired, at any time, whether before or after the execution and delivery of this Agreement, including with respect to the accuracy of or compliance with any of the representations, warranties, covenants, or agreements set forth in this Agreement. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or agreement, shall not affect the right to indemnification or other remedy based on such representation, warranty, covenant or agreement.

6.5 Special, Indirect, and Other Losses.  NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY, OR OTHERWISE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR ANY LOSS OF PROFITS SUFFERED BY THE OTHER PARTY. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 6.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT: (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 6.1 OR SECTION 6.2, AS APPLICABLE; OR (B) ANY DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS IN ARTICLE 4.

ARTICLE 7 TERM AND TERMINATION

7.1 Term.  Unless otherwise agreed in writing or terminated in accordance with this Article 7, the term of this Agreement shall commence on the Original Effective Date and shall continue in full force and effect until [***] (the “Term”).

7.2 Termination for Cause.  Subject to the requirements of this Section 7.2, either Party may terminate this Agreement in the event the other Party is in material breach of any material obligation hereunder.  In the event of a material breach, the non-breaching Party shall give written notice to the breaching Party specifying the claimed particulars of such breach and, in the event such material breach is not cured within [***] after the breaching Party’s receipt of such notice, the non-breaching Party shall have the right thereafter to terminate this Agreement immediately by giving written notice referencing this Section 7.2 to the breaching Party to such effect; provided, that if such breach is reasonably capable of being cured but cannot be cured within such [***] period and the breaching Party initiates actions to cure such breach within such period and thereafter diligently pursues such actions, the breaching Party shall have such additional period as is reasonable in the circumstances to cure such breach.  In the event that dispute resolution procedures have commenced in accordance with Section 8.2 with respect to any alleged breach hereunder, no purported termination of this Agreement pursuant to this Section 7.2 shall take effect until the resolution of such procedure.  Any termination by any Party under this Section 7.2 and the effects of termination provided herein shall be without prejudice to any damages or other legal or equitable remedies to which it may be entitled.

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7.3 Accrued Liability.  Except as expressly set forth herein, termination or expiration of this Agreement for any reason shall not release either Party hereto from any liability which at the time of such termination or expiration has already accrued to the other Party prior to such time.  Such termination or expiration will not relieve a Party from accrued payment obligations or from other obligations which are expressly indicated in this Agreement to survive termination or expiration of this Agreement.

7.4 Survival. The following provisions shall survive the expiration or termination of this Agreement for any reason: Article 1, Section 2.4, Article 4, Article 6, Section 7.5, and Article 8.

7.5 Termination Not Sole Remedy.  Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE 8 MISCELLANEOUS

8.1 Governing Law.  This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with, the laws of the State of California, United States, without reference to conflicts of laws principles and without regard to the 1980 Convention on the International Sale of Goods.

8.2 Dispute Resolution. It is the Parties' objective to establish procedures to facilitate the resolution of all disputes or controversies arising out of, in relation to, or in connection with this Agreement, or the validity, enforceability, construction, performance or breach hereof (each a “Dispute”), in an expedient manner by mutual cooperation and without resort to arbitration.  Unless otherwise expressly provided in this Agreement, all Disputes will be subject to this Section 8.2.  Either Party may initiate the dispute resolution procedure of this Section 8.2 by giving the other Party written notice of any Dispute in accordance with the terms of Section 8.6 (a “Notice of Dispute”).

8.2.1 Senior Executives.  If the Parties are unable to resolve any Dispute between them, either Party may, by delivery of a Notice of Dispute to the other, have such Dispute referred to the Chief Executive Officers of the Parties for attempted resolution by good faith negotiations for a period of fifteen (15) Business Days after such Notice of Dispute is received.  Unless otherwise mutually agreed, within five (5) Business Days of delivery of the Notice of Dispute, the Chief Executive Officers of the Parties shall meet in person, or by teleconference, at a mutually agreeable time and place, and thereafter as often as they reasonably deem necessary, to attempt in good faith to resolve the Dispute. If the Parties are unable to resolve such Dispute in accordance with the aforementioned procedure or within such fifteen (15) Business Day period (the last day of such time period, the “Escalation to Mediation Date”), either Party may initiate mediation under Section 8.2.2.

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8.2.2 Mediation.  Subject to Section 8.2.1, the Parties may, at any time after the Escalation to Mediation Date, submit the Dispute at issue to any mutually agreed upon mediation service for mediation by providing to the mediation service a joint, written request for mediation, setting forth the subject of the Dispute and the relief requested.  The Parties shall cooperate with one another in selecting a mediation service, and shall cooperate with the mediation service and with one another in selecting a neutral mediator and in scheduling the mediation proceedings.  The Parties acknowledge and agree that they will attempt in good faith to select a mediator with experience relevant to the Dispute (including, for example, that the mediator need not be a retired judge or lawyer, but could, as applicable, be someone with relevant business, industry or professional experience).  The Parties covenant that they will use commercially reasonable efforts toward engagement in the mediation.  The Parties agree that the mediator’s fees and expenses and the costs incidental to the mediation will be shared equally between the Parties. The Parties further agree that all offers, promises, conduct, and statements, whether oral or written, made in the course of the discussions of the Chief Executive Officers of the Parties pursuant to Section 8.2.1 or of the mediation by any of the Parties, their agents, employees, experts, and attorneys, and by the mediator and any employees of the mediation service, are confidential, privileged, and inadmissible for any purpose, including impeachment, in any litigation, arbitration or other proceeding involving the Parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation.

8.2.3 Arbitration.  If the Parties cannot resolve any Dispute for any reason, including the failure of either Party to agree to enter into mediation or agree to any settlement proposed by the mediator, within twenty (20) Business Days after the Escalation to Mediation Date, either Party may commence binding arbitration in accordance with this Section 8.2.3.  Subject to Section 8.2.1 and Section 8.2.2, Invitae and PacBio agree that any Dispute shall be settled by binding arbitration administered by the American Arbitration Association in San Francisco, California (or virtually as the Parties agree), under the then-current Commercial or other Arbitration Rules by a single arbitrator agreeable to both Parties.  If the Parties cannot agree on an arbitrator within five (5) Business Days after the commencement of the arbitration, each Party shall select an arbitrator who is not (and has not been within the past ten (10) years) employed by or a consultant to either Party or any of its Affiliates, and the two (2) selected arbitrators shall select a third (3rd) arbitrator who is not (and has not been within the past ten (10) years) employed by or a consultant to either Party or any of its Affiliates.  Any arbitrator(s) chosen hereunder shall have reasonable educational training and industry experience relevant to the particular Dispute (including, for example, that an arbitrator need not be a retired judge or lawyer, but could, as applicable, be someone with relevant business, industry or professional experience).  The arbitrator(s) shall determine what discovery will be permitted, based on the principle of limiting the cost and time which the Parties must expend on discovery; provided, the arbitrator(s) shall permit such discovery as deemed necessary to achieve an equitable resolution of the Dispute.  The decision and/or award rendered by the arbitrator(s) shall be written, final and non-appealable and may be entered in any court of competent jurisdiction.  The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any Party (except to the extent of any Party’s liability to a Third Party for such damages).  The costs of any arbitration, including administrative

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fees and fees of the arbitrator(s), shall be borne by the losing Party, if identified, and otherwise shared equally between the Parties.  Additionally, the losing Party, if identified, shall reimburse the other Party for its costs and expenses incurred in connection with the arbitration (including attorneys’ and expert fees and expenses).  The arbitral proceedings and all pleadings shall be the Confidential Information of both Parties; provided,  however, the foregoing shall not change either Party’s rights or obligations with respect to any information that was the Confidential Information of a Party prior to its introduction into the arbitration.  Any decision by the arbitrator(s) shall not be interpreted as an admission against interest of any Party and shall not be admissible as evidence in any subsequent court action with a Third Party.  Notwithstanding any provision of this Section 8.2 to the contrary, either Party may initiate and engage in court proceedings in a court of competent jurisdiction at any time: (a) for breach of the other Party’s confidentiality obligations; (b) to enforce any arbitration award between the Parties; or (c) for claims for equitable relief (including any preliminary injunction or temporary restraining order).

8.3 Force Majeure.  In the event that either Party is prevented from performing its obligations under this Agreement as a result of any contingency beyond its reasonable control (“Force Majeure”), including any actions of governmental authorities or agencies, war, hostilities between nations, civil commotions, riots, national industry strikes, lockouts, sabotage, shortages in supplies, energy shortages, epidemics, pandemics, fire, floods, and acts of nature such as typhoons, hurricanes, earthquakes, or tsunamis, the Party so affected shall not be responsible to the other Party for any delay or failure of performance of its obligations hereunder for so long as Force Majeure prevents such performance.  In the event of Force Majeure, the Party immediately affected thereby shall give prompt written notice to the other Party specifying the Force Majeure complained of, and shall use commercially reasonable efforts to resume performance of its obligations as promptly as possible.

8.4 No Implied Obligations.   Nothing in this Agreement shall be deemed to create any implied obligations of either Party.  No failure on the part of PacBio or Invitae to exercise and no delay in exercising any right under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, nor shall any partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

8.5 Independent Contractors.  The relationship between the Parties is that of independent contractors. Nothing contained in this Agreement shall be construed as creating any agency, partnership, joint venture, or other form of joint enterprise, employment, or fiduciary relationship between the Parties, and neither party shall have authority to contract for or bind the other Party in any manner whatsoever.  PacBio is responsible for, and will withhold and/or pay, any and all applicable federal, state or local taxes, payroll taxes, workers’ compensation contributions, unemployment insurance contributions, or other payroll deductions from the compensation of employees and other personnel of PacBio or its Affiliates or designees and no such employees or other personnel will be entitled to any benefits applicable to or available to employees of Invitae.

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8.6 Notices. All notices, requests and other communications hereunder shall be in writing and shall be (i) personally delivered or (ii) sent by registered or certified mail, return receipt requested, postage prepaid, (iii) overnight courier service or (iv) or emailed, receipt confirmed, in each case to the respective address specified below, or such other address as may be specified in writing to the other Party:

Invitae:Invitae Corporation.

1400 16th Street

San Francisco, CA 94103

Attn: General Counsel

Email: [***]

PacBio:Pacific Biosciences of California, Inc.

1305 O’Brien Drive

Menlo Park, CA 94025

Attn: General Counsel

with a copy to:[***]

8.7 Assignment.  Neither Party may assign this Agreement or any of its rights or obligations hereunder without the other Party’s prior written consent; provided that each Party may assign without the other Party’s consent (a) its rights or obligations under this Agreement to one (1) or more of its Affiliates or (b) this Agreement in its entirety to a successor to all or substantially all of the  business or assets of such Party to which this Agreement relates whether by merger, acquisition (or stock or assets) or otherwise, provided that (x) any such successor (whether clause (a) or (b)) agrees in writing to be bound by the terms and conditions of this Agreement.  Any permitted assignee will assume all obligations of its assignor under this Agreement.  Any assignment shall not relieve the assignor of any of its obligations under this Agreement.  Any attempted assignment in contravention of the foregoing will be null and void.  Subject to the foregoing and the other terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

8.8 Modification.  No amendment or modification of any provision of this Agreement shall be effective unless in writing signed by both Parties.  No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in writing and signed by both Parties.

8.9 Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible.  Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

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8.10 Entire Agreement.  This Agreement together with the Exhibits hereto constitute the entire agreement, both written or oral, with respect to the subject matter hereof, and supersede all prior or contemporaneous understandings or agreements, whether written or oral, between PacBio and Invitae with respect to the subject matter hereof.

8.11 Counterparts. This Agreement may be executed and delivered in two counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.

[Signature page follows]

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IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed and delivered in duplicate originals as of the Effective Date.

PACIFIC BIOSCIENCES OFINVITAE CORPORATION

CALIFORNIA, INC.

By: /s/ Mark Van OeneBy: /s/ Sean George

Name: Mark Van Oene            Name: Sean George

Title: Chief Operating OfficerTitle: Chief Executive Officer

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